Exhibit 10.3

FORM OF SERIES U WARRANT TO PURCHASE COMMON STOCK

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS WARRANT SHALL BE NULL AND VOID IF NOT EXERCISED PRIOR TO THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR HEREIN.

THIS WARRANT IS BEING DELIVERED PURSUANT TO CERTAIN SUBSCRIPTION AGREEMENTS BETWEEN THE COMPANY AND THE INTIAL HOLDER

Warrant No. [•]	Original Issue and Exercise Date: [●], 2025
Warrant Shares: [●]	Date: [●], 2025

SolarWindow Technologies, Inc., a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [•] or its registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of [•] shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.47 (the “Exercise Price”), in each case as adjusted from time to time as provided in Section 9, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”) at any time and from time to time on or after [■] (the “Original Issue and Exercise Date”) until 5:00 p.m. (New York City time) on [■] (the “Termination Date”).

1.       Additional Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediates, controls, is controlled by or is under common control with such Person.

“Aggregate Exercise Price” means the Exercise Price multiplied by the number of Warrant Shares for which the Warrant is being exercised.

“Business Day” is any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

“Principal Trading Market” means the national securities exchange or other trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Original Issue Date, shall be the OTC Market Pink Current, or such trading market as the Company’s Common Stock is then trading.

“Trading Day” means any weekday on which the Principal Trading Market is normally open for trading.

“Transfer Agent” means Clear Trust LLC, the Company’s transfer agent and registrar for the Common Stock, and any successor appointed in such capacity.

2.       Issuance of Securities; Registration of Warrants. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.       Transferability; Compliance with Securities Laws; Registration of Transfers.

(a)       This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable United States and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if requested by the Company).

(b)       Subject to compliance with Subsection 3 (a), the Company shall, or will cause its Transfer Agent to, register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, and payment for all applicable transfer taxes or fees (if any). Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall, or will cause its Transfer Agent to prepare, issue and deliver at the Company’s own expense any New Warrant under this Section 3. Until due presentment for registration of transfer, the Company may treat the registered Holder hereof as the owner and Holder for all purposes, and the Company shall not be affected by any notice to the contrary.

4.       Exercise of Warrants.

(a)       Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Original Issue and Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy (or.pdf copy via e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”) in consideration of the full purchase price for the number of Warrant Shares for which the Warrant is being exercised. Payment for the Warrant Shares purchased shall be made by wire transfer of immediately available funds concurrently with the delivery of the Notice of Exercise in accordance with the wiring instructions provided by the Company.

(b)       Surrender of Warrant. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation along with the delivery of the final Notice of Exercise to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (3) Trading Day of receipt of such notice.

(c)       Notice of Possible Prior Exercise. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(d)       Limitation on Exercise; Maximum Percentage.

(1)       A Holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this Subsection 4(d); however, no Holder of a Warrant shall be subject to this Subsection 4(d) unless he, she or it makes such election. If the election is made by a Holder, such Holder shall not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s Affiliates) to the Company’s actual knowledge, would beneficially own in excess of 9.9% (or such other amount as a Holder may specify) (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of the Warrant with respect to which the Maximum Percentage is to be calculated, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such Holder and its Affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Holder and its Affiliates (including, without limitation, any convertible notes or convertible preferred shares or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.

(2)       Except as set forth in the preceding Subsection 4(d) (1), for purposes of this Subsection 4(d) ‘beneficial ownership’ shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)       For purposes of this Warrant, in determining the number of issued and outstanding shares of Common Stock, the Holder may rely on the number of issued and outstanding shares of Common Stock as reflected in (i ) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the Securities and Exchange Commission as the case may be, (ii) a more recent public announcement by the Company or (iii) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock issued and outstanding. For any reason at any time, upon the written request of the Holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the Holder and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

(4)       By written notice to the Company, the Holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such Holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

5.       Delivery of Warrant Shares. Upon exercise of this Warrant, and upon payment of the Aggregate Exercise Price in full unless the Holder requests in writing delivery of stock certificates representing the Exercised Shares, the Company shall promptly upon the request of the Holder, cause the Transfer Agent to credit such aggregate number of shares of Common Stock specified by the Holder in the Exercise Notice and to which the Holder is entitled pursuant to such exercise (the “Exercise Shares”) to (i) the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal At Custodian system or (ii) in book-entry form via a direct registration system maintained by or on behalf of the Transfer Agent, in each case, so long as either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or the resale of such Warrant Shares by the Holder). If (A) above is not true, the Company shall cause the Transfer Agent to either (i) record the Exercise Shares in the name of the Holder or its designee on the certificates reflecting the Exercise Shares with an appropriate legend regarding restriction on transferability, which shall be issued and dispatched by overnight courier to the address as specified in the Exercise Notice, and on the Company’s share register or (ii) issue such Exercise Shares in the name of the Holder or its designee in restricted book-entry form in the Company’s share register. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become the Holder of record of such Warrant Shares as of the Exercise Date, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account, the date of the book entry positions or the date of delivery of the certificates evidencing such Exercise Shares, as the case may be.

6.       Charges, Taxes and Expenses. Issuance and delivery of Exercise Shares shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee or other incidental tax or expense (excluding any applicable stamp duties) in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.       Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction (in such case) and, in each case, a customary and reasonable contractual indemnity, if requested by the Company. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.       Reservation of Warrant Shares. The Company covenants that it will, at all times while this Warrant is outstanding, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such action as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The Company further covenants that it will not, without the prior written consent of the Holder, take any actions to increase the par value of the Common Stock at any time while this Warrant is outstanding.

9.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)       Subdivisions, Combinations and Other Issuances. If the outstanding shares of the Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 9(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 9(a).

(b)       Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such event, the Holder had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

(c)       Other Adjustments. If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to Holders of Common Stock, such number of such securities will be distributed to the Holder or its assignee upon exercise of its rights hereunder as such Holder or assignee would have been entitled to if this Warrant had been exercised prior to the record date for such distribution.

(d)       Calculations. All calculations under this Section 9 shall be made to the nearest one cent or the nearest share, as applicable.

(e)       Director; Officer; and Employee Grants. Notwithstanding anything herein to the contrary, no adjustments shall be made hereunder with respect to any equity awards granted to the Company’s employees, consultants, officers and directors.

(f)       Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

10.       No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value (based on the Closing Sale Price) for any such fractional shares.

11.       Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered by confirmed e-mail at the e-mail address specified by the Company prior to 5:30 P.M., New York City time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via confirmed e-mail at the e-mail address specified by the Company on a day that is not a Trading Day or later than 5:30 P.M., New York City time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, or (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery.

12.       Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

13.       Registration Rights. The Warrant Shares issuable hereunder are entitled to the benefits of the Registration Rights Agreement dated as of [■] between the Company, the Holder, and the other signatories thereto.

14.       Miscellaneous.

(a)       No Rights as a Stockholder. Except as otherwise set forth in this Warrant, the Holder, solely in such Person’s capacity as a Holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b)       Further Assurances. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c)       Successors and Assigns. Subject to compliance with applicable securities laws, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company without the written consent of the Holder, except to a successor in the event of a transaction contemplated by Section 9(b). This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d)       Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e)       Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f)       Governing Law; Jurisdiction. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PERSON AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g)       Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h)       Severability. If any part or provision of this Warrant is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Warrant shall remain binding upon the parties hereto.

(i)       Action on a Non-Business Day. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken, or such right may be exercised on the next succeeding Business Day.

(j)       Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Warrant “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Warrant as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and -of this Warrant unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Warrant as if set forth in full herein. The headings of the sections of this Warrant have been inserted for convenience of reference only and shall not be deemed a part of this Warrant. All references to “dollars” or “$” are to United States of America dollars.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

SolarWindow Technologies, Inc.

By:_______________________________

Name:

Title:

Exhibit A

FORM OF EXERCISE NOTICE

To be executed by the Holder to purchase shares of Common Stock under the Warrant]

NOTICE OF EXERCISE

SolarWindow Technologies, Inc.

9375 E. Shea Blvd, Suite 107-B

Scottsdale, AZ 85260

Attention: Amit Singh, President and Chief Executive Officer

Email: amit@solarwindow.com

The undersigned Holder hereby elects to exercise the Series U Warrant No. _______ (the “Warrant”) of SolarWindow Technologies, Inc., a Nevada corporation (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.       Exercise.     The undersigned hereby elects to purchase [________________] Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, in the amount of:

US $ __________________________________________________________. The full purchase price is payable by wire transfer of immediately available funds in accordance with the wiring instructions provided by the Company.

2.       Delivery of Warrant Shares. Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant. The Warrant Shares shall be delivered (check one):

☐	to the following DWAC Account Number: _______________________________
☐	in book-entry form via a direct registration system
☐

by physical delivery of a certificate to: ___________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________

☐	in restricted book-entry form in the Company’s share register

3.       Representations. By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder, the Holder:

☐ if the original Holder, satisfies the Subscriber Eligibility Criteria set forth on Annex 1 (the “Eligibility Criteria”) to this Exhibit A; or

☐ if an U.S. assignee of the original Holder, satisfies the Eligibility Criteria as incorporated into the Assignment Agreement between the Holder, the Assignee, and the Company dated [■], 2025.

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Dated:

Name of Holder:

By:
Name:
Title:
Email:
Phone:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

2

Annex 1 to Exhibit A

This Annex 1 should be completed and signed by the Holder and constitutes a part of the Exercise Notice.

The undersigned represents and warrants to the Company that as of the date of the exercise of the Warrant, the undersigned:

1.       AFFILIATE STATUS (Please check the applicable box)

☐       is:

☐       is not:

an “Affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an Affiliate of the Company.

2.       THE UNDERSIGNED IS A PERSON EXPERIENCED IN INVESTING IN TRANSACTIONS OF THE TYPE CONTEMPLATED BY THIS WARRANT AND CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND SPECIFICALLY WITH REGARD TO THEUNDERSIGNED’S EXERCISE OF THIS WARRANT. (Please check the applicable boxes).

☐     The undersigned is (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $6,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision exercise the Warrant, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) it having total assets in excess of $6,000,000 and the decision to exercise the Warrant is made solely by persons or entities that would qualify as “accredited investors” as defined in the rules promulgated under Section 4(a)2 of the Securities Act or (3) a self-directed plan and the decision exercise the Warrant is made solely by persons or entities that would qualify as accredited investors under the Rules promulgated under Section 4(a)2.

☐     The undersigned is a (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501I(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the Warrant Shares, and that has total assets in excess of $6,000,000;

☐     The undersigned is any trust, with total assets in excess of $6,000,000, not formed for the specific purpose of acquiring the Warrant Shares, whose purchase is directed by a sophisticated person as described in the rules promulgated under the Securities Act.

☐     The undersigned is an entity, other than an entity described above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $6,000,000;.

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☐     The undersigned is a “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $6,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐     The undersigned is a natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $2,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

☐     The undersigned is a natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with your spouse or spousal equivalent in excess of $400,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

By signing below, the undersigned Holder hereby acknowledges that the representations set forth in this Representations of Eligibility Criteria are accurate and complete in all respects, and the undersigned assignee hereby undertakes to immediately notify the Company in writing regarding any material change in the information set forth herein. I understand that you will rely on the accuracy and completeness of these representations for the purpose of determining my suitability as a prospective investor under applicable securities laws, and that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

Dated: ____________________________

Holder: __________________________

By:_____________________________

Title:_____________________________

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, both the Holder and the assignee must execute this form and supply such information as may be reasonably requested by the Company.)

1.       FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

2.       Representation and Warranties. The assignee hereby represents to the Company that:

(a) The Assignee is acquiring the Warrant for its own account and not with a view of further distribution.

(b) the representations, warranties and information set forth on Annex 1 hereto are true and correct.

Annex 1 is incorporated herein as if set out if full herein.

Dated: _______________________________________________________________________

Holder’s Signature: ____________________________________________________________

Holder’s Address: ______________________________________________________________

Holder’s Email: _______________________________________________________________

Assignee’s Signature: ___________________________________________________________

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Annex 1 to Exhibit B

This Annex 1 should be completed and signed by the Assignee and constitutes a part of the Exercise Notice.

The undersigned Assignee represents and warrants to the Company that:

1.       AFFILIATE STATUS (Please check the applicable box) The undersigned:

☐       is:

☐       is not:

an “Affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an Affiliate of the Company.

2.       THE UNDERSIGNED ASSIGNEE IS A PERSON EXPERIENCED IN INVESTING IN TRANSACTIONS OF THE TYPE CONTEMPLATED BY THIS WARRANT AND CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND SPECIFICALLY WITH REGARD TO THE ACQUISITION OF THIS WARRANT. (Please check the applicable boxes).

☐     The undersigned Assignee is (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $6,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision exercise the Warrant, is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) it having total assets in excess of $6,000,000 and the decision to exercise the Warrant is made solely by persons or entities that would qualify as “accredited investors” as defined in the rules promulgated under Section 4(a)2 of the Securities Act or (3) a self-directed plan and the decision exercise the Warrant is made solely by persons or entities that would qualify as accredited investors under the Rules promulgated under Section 4(a)2.

☐     The undersigned Assignee is a (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501I(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the Warrant Shares, and that has total assets in excess of $6,000,000.

☐     The undersigned Assignee is any trust, with total assets in excess of $6,000,000, not formed for the specific purpose of acquiring the Warrant Shares, whose purchase is directed by a sophisticated person as described in the rules promulgated under the Securities Act.

☐     The undersigned Assignee is an entity, other than an entity described above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $6,000,000.

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☐     The undersigned Assignee is a “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $6,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐     The undersigned Assignee is a natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $2,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

☐     The undersigned Assignee is a natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with your spouse or spousal equivalent in excess of $400,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

By signing below, the undersigned Assignee hereby acknowledges that the representations set forth in this Representations of Eligibility Criteria are accurate and complete in all respects, and the undersigned assignee hereby undertakes to immediately notify the Company in writing regarding any material change in the information set forth herein. The Assignee understands that the Company will rely on the accuracy and completeness of these representations for the purpose of determining my suitability as a prospective investor under applicable securities laws, and that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

Dated: ____________________________

Assignee: __________________________

By:_____________________________

Title:____________________________

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